UNITED GROUP OF FUNDS                                              INSTITUTIONAL
WADDELL & REED FUNDS                                                    PURCHASE
                                                                     APPLICATION
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
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INSTRUCTIONS            You can open an account by calling 1-800-366-2520               Date
Fill in where           or by mailing an application and check to Waddell & Reed,
 applicable             Inc., 6300 Lamar, Shawnee Mission, Kansas 66202.
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   Account              Name _______________________________________________________    Tax I.D. No. _______
Registration
                             _______________________________________________________

                        Number and Street __________________________________________
    FULL ADDRESS
   Please fill in       City __________________________ State _______________ Zip Code ______________________
completely, including
  telephone number.     Telephone __________________________________ Citizen of: |_| U.S. |_| Other (specify)
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                        |_| Please establish an account(s) as follows:
  INITIAL                                                                           Dividends and capital
                                                                                       gains to be paid:*
INVESTMENT(S):          Account No. Assigned _________________     Amount  Reinvested in Shares  Paid in Cash
                                                                 --------- --------------------  ------------
                        FUND(S) TO BE PURCHASED (SEE REVERSE
                        SIDE FOR FUND NAMES)

                        ______________________________________   $________            |_|             |_|

                        ______________________________________   $________            |_|             |_|

                        ______________________________________   $________            |_|             |_|

                        ______________________________________   $________            |_|             |_|

                                                  Total Amount   $________        *If no election is checked,
                                                                                   all payments will be rein-
                                                                                   vested
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                        I (We) hereby authorize Waddell & Reed Services Co. to act upon instructions received by telephone to have amounts withdrawn from my organization's account(s) in the
                        Portfolio(s) and wired or mailed to the bank account designed below.

                        I (We) hereby ratify any such instructions and agree that the Fund(s), Waddell & Reed,
                        Inc. or Waddell & Reed Services, Co. will not be liable for any loss, liability, cost or expense for acting upon such instructions in accordance with the procedures set forth in the Prospectus.
 EXPEDITED
REDEMPTION              Note: The indicated bank must be a member of the Federal Reserve System.
  SERVICE
                        Name of Bank _______________________________________________ A.B.A. No._______________

                        Number and Street ____________________________________________________________________

                        City ___________________________ State _______________ Zip Code ______________________

                        Account Name _________________________________________ Account No. ___________________
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  TELEPHONE             This account will be established with a telephone exchange privilege which will
  EXCHANGE              authorize Waddell & Reed Services Co. to act upon instructions by telephone to
  PRIVILEGE             exchange Fund shares held in my (our) account for shares of other Funds eligible under the Exchange Privilege to be held in an identically registered account(s) (see
                        Prospectus for details), unless you check the box on the left to indicate your rejection of this service.

Check box at the right  I (We) hereby ratify any instructions given pursuant to this authorization and agree
 if this service is     that the Funds, Waddell & Reed, Inc. or Waddell & Reed Ser vices Co. will not be
 NOT requested. |_|     liable for any loss, liability, cost or expense for acting upon instructions believed to be genuine.
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                        Under penalties of perjury, I (we) certify that the number shown on this application is the correct Tax Identification Number of my organization and that the organization is not subject to backup withholding either because it has not been notified that it is subject to backup withholding as a result of a failure to report all interest, dividends or capital gains, or the Internal Revenue Service has notified it that it is no longer subject to backup withholding. The undersigned certifies that I (we) have full authority and legal capacity to purchase shares of the Fund and affirm that I
                        (we) have received a current Prospectus and agree to be bound by its terms.

    AUTHORIZED
   SIGNATURE(S)
Complete Corporate      1. _____________________________________    2. _____________________________________
   Resolution on                   Authorized Signature                        Authorized Signature
   reverse side.
                           _____________________________________       _____________________________________
                                          Title                                        Title

                        3. _____________________________________    4. _____________________________________
                                   Authorized Signature                        Authorized Signature

                           _____________________________________       _____________________________________
                                          Title                                        Title
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 CAP1635-Y(1O/98)
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Corporate Resolution
IT WILL BE NECESSARY FOR YOU TO PROVIDE A CERTIFIED COPY OF A CORPORATE
RESOLUTION OR OTHER CERTIFICATE OF AUTHORITY TO AUTHORIZE WITHDRAWALS. THE
SAMPLES BELOW MAY BE USED FOR THIS PURPOSE OR YOU MAY USE YOUR OWN. IT IS
UNDERSTOOD THAT THE FUND(S) WADDELL & REED, INC. ITS AFFILIATES AND ITS
CUSTODIAN BANK, MAY RELY UPON THESE AUTHORIZATIONS UNTIL REVOKED OR AMENDED BY
WRITTEN NOTICE DELIVERED TO THE FUND(S) BY REGISTERED MAIL.

           CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is duly elected (title) _______________________ of (corporate name) ________________ a corporation organized under the laws of (the State of) ________________________ and that the following is a true and correct copy of a resolution adopted by the corporation's Board of Directors at a meeting duly called and held on (date)
____________________.

RESOLVED, that any (enter number required to act) ____________ of the corporation's following identified officers (enter titles only) __________________________________________________ are authorized to execute investment applications with the United Group/ W&R Funds and any Fund investment accounts in the name of the corporation; to invest such funds of the corporation in shares issued by one or more United Group/W&R Funds ("Fund Shares"), as they deem appropriate; and to issue instructions (including the execution of money fund drafts, if applicable) pertaining to the redemption, exchange or transfer of Fund Shares.

FURTHER RESOLVED, that Waddell & Reed Inc, Waddell & Reed Services, Co., and the United Group/Waddell & Reed Funds shall be held harmless and fully protected in relying from time to time upon any certifications by the secretary or any assistant secretary of the corporation as to the name of the individuals occupying the above identified offices, and in acting in reliance upon the foregoing resolutions, until actual receipt by them of a certified copy of a resolution of the Board of Directors of the corporation modifying or revoking any or all such resolutions.

The undersigned further certifies that the following individuals hold the title designated. (Attach additional list if necessary.)

_______________________________________  x______________________________________
Name/Title (please print or type)         (Signature)

_______________________________________  x______________________________________
Name/Title (please print or type)         (Signature)

_______________________________________  x______________________________________
Name/Title (please print or type)         (Signature)

_______________________________________  x______________________________________
Name/Title (please print or type)         (Signature)

_______________________________________                  _______________________
Corporate Name                            CORPORATE SEAL (Date)

Certified from Minutes: _______________________
                            Name and Title
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CONFIDENTAL DATA (Must be completed on New Accounts/New Products)

1. Gross Income: $ ________________ 2. Total Investment Assets: $ ______________

3. Other Assets: _______________________ 4. Net Worth: _________________________

5. Investment Objectives (mark all that apply) |_| Growth |_| Income |_| Reserves |_| Other needs/goals (specify in Special Remarks)

6. Special Remarks/Considerations: _____________________________________________

________________________________________________________________________________

________________________________________________________________________________
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INITIAL INVESTMENT INSTRUCTIONS

HOW TO INVEST
By Federal Funds Wire                          By Mail

o Obtain account number from the Fund.         o Complete Purchase Application
  Telephone toll free: 1-800-366-2520          o Make check payable to Waddell &
o Instruct bank to transmit investment           Reed, Inc.
  by Federal funds wire to:                    o Mail application and check to:
    United Missouri Bank                           Waddell & Reed Services Co.
    Kansas City, Missouri                          6300 Lamar
    ABA Number: 101000695                          Shawnee Mission, KS 66202
    W&R Underwriter Account
    #0007978
    FBO _____________________

    Fund Acct # _____________

FUND NAMES
737 - United Accumulative - Class Y
785 - United Asset Strategy - Class Y
738 - United Bond - Class Y
745 - United Continental Income - Class Y
744 - United Gold & Government - Class Y
754 - United Government Securities - Class Y
746 - United High Income - Class Y
749 - United High Income II - Class Y
735 - United Income - Class Y
739 - United International Growth - Class Y
761 - United Municipal Bond - Class Y
763 - United Municipal High Income - Class Y
748 - United New Concepts - Class Y
783 - United Retirement Shares - Class Y
736 - United Science and Technology - Class Y
747 - United Vanguard - Class Y
716 - W&R Asset Strategy - Class Y
715 - W&R International Growth - Class Y
712 - W&R Growth - Class Y
713 - W&R Limited-Term Bond - Class Y
714 - W&R Municipal Bond - Class Y
711 - W&R Total Return - Class Y
719 - W&R United High Income - Class Y
718 - W&R United Science and Technology - Class Y